Exhibit 23.1

Consent of Independent Registered Public Accounting Firm

We hereby consent to the reference to us under the caption “Change in Registrant’s Certifying Accountant” in Blue Gold Limited’s Post-Effective Amendment No. 2 to the Registration Statement on Form F-1.

Lao Professionals

By:	/s/ Lao Professionals

Lagos, Nigeria
May 20, 2026